UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2016

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.
Quicksilver Resources Canada Inc. (“QRCI”) and certain of its wholly owned subsidiaries (the “Canadian Entities”) applied for and received protection from their creditors (the “Filing”) under the Companies’ Creditors Arrangement Act (Canada) in the Court of Queen’s Bench (the “Court”) in Alberta, Canada on March 8, 2016 (the “Filing Date”). As a result of the Filing, Quicksilver Resources Inc. (the “Company”) has determined that the Canadian Entities will be deconsolidated from the Company’s financial statements as of the Filing Date. In connection with the deconsolidation of the Canadian Entities, the Company is filing certain pro forma financial information as Exhibit 99.1 to this Current Report on Form 8‑K.
Item 4.01.    Changes in Registrant’s Certifying Accountant.
On March 14, 2016, Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm, resigned since, as discussed in Item 7.01 of this Current Report on Form 8-K, the Company intends to suspend the filing of its regular periodic reports on Form 10-K and Form 10-Q with the SEC.
The Company’s financial statements for the year ended December 31, 2015 have not been audited. E&Y’s reports on the Company’s financial statements for the fiscal years ended December 31, 2014 and 2013, the last fiscal years for which a report on the Company’s financial statements was issued by E&Y, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of E&Y dated March 31, 2015 expressed an unqualified opinion that included an explanatory note about the Company’s ability to continue as a going concern.
During the fiscal years ended December 31, 2014 and 2013 and the subsequent period through March 14, 2016, the Company did not have any disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, that, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter thereof in connection with its reports on the Company’s financial statements for such years.
During the fiscal years ended December 31, 2014 and 2013 and the subsequent period through March 14, 2016, there were two reportable events (within the meaning of Item 304(a)(1)(v) of Regulation S-K) related to material weaknesses in internal control over financial reporting. As disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, management concluded that, as of December 31, 2013, it did not maintain effective internal control over financial reporting due to material weaknesses in the operating effectiveness of controls related to the: (i) reconciliation of deferred income taxes, particularly related to the tax basis in property, plant and equipment and (ii) accounting for significant non-recurring transactions. Because of these material weaknesses, E&Ys report dated March 17, 2014 with respect to the Company’s internal control over financial reporting concluded that the Company had not maintained effective internal control over financial reporting as of December 31, 2013. As disclosed in the Company’s Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2015, management concluded that, as of September 30, 2015, it did not maintain effective internal control over financial reporting due to a material weakness in the operating effectiveness of controls related to the inputs used in the estimate of our oil and natural gas proved reserves. Management and the Audit Committee discussed each of these material weaknesses with E&Y.
The Company provided E&Y with a copy of this Current Report on Form 8-K and requested that E&Y furnish the Company with a letter addressed to the SEC stating whether E&Y agrees with the statements in this Item 4.01 and, if E&Y does not agree, the respects in which it does not agree. A copy of E&Y’s letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the Filing, J. David Rushford, the Senior Vice President - Chief Operating Officer of QRCI, continues in that position at QRCI but ceased to be an executive officer of the Company.
Item 7.01.    Regulation FD.
As previously reported by the Company:

•
On March 17, 2015, the Company and its U.S. subsidiaries each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

•	On January 22, 2016, the Company and its U.S. subsidiaries entered into an asset purchase agreement pursuant to which they will dispose of substantially all of their U.S. oil and gas assets.

•	On March 1, 2016, QRCI entered into an asset purchase agreement pursuant to which it will dispose of its oil and gas assets primarily located in the Horseshoe Canyon area of Alberta, Canada.

•
As disclosed in Item 2.01 of this Current Report on Form 8-K, on March 8, 2016, the Canadian Entities applied for and received protection from their creditors under the Companies’ Creditors Arrangement Act (Canada) in the Court of Queen’s Bench in Alberta, Canada and, as a result of the filing, the Canadian Entities were deconsolidated from the Company’s financial statements as of the date of the submission.

As a result of these events and the Company’s limited resources, the Company intends to suspend the filing of its regular periodic reports on Form 10-K and Form 10-Q with the SEC. The Company, however, intends to furnish copies of the Monthly Operating Reports that are required to be submitted to the Bankruptcy Court under cover of Current Reports on Form 8-K and to continue to file Forms 8-K disclosing material developments concerning the Company.

Item 8.01.    Other Events.
As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 7, 2016, QRCI entered in an asset purchase agreement with CPC Resources ULC (the “Buyer”) on March 1, 2016 pursuant to which the Buyer agreed to purchase certain of QRCI’s oil and gas assets primarily located in the Horseshoe Canyon area of Alberta, Canada. An order of the Court approving the sale of the assets to the Buyer is a condition to the closing of the transactions contemplated by the asset purchase agreement.
Item 9.01.     Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

Unaudited pro forma consolidated financial information is filed as Exhibit 99.1 and incorporated into Item 9.01 of this Current Report on Form 8-K by reference.

(d)    Exhibits.

Exhibit Number	Description
16.1	Letter dated March 14, 2016 from Ernst & Young LLP to the SEC
99.1	Unaudited pro forma consolidated financial information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Glenn Darden
Glenn Darden
President and Chief Executive Officer

Date: March 14, 2016

INDEX TO EXHIBITS

Exhibit Number	Description
16.1	Letter dated March 14, 2016 from Ernst & Young LLP to the SEC
99.1	Unaudited pro forma consolidated financial information